                   SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported):  November 12, 2002

                               ION NETWORKS, INC.
                  --------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                       000-13117               22-2413505
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission File Number)  (I.R.S. Employer
        of Incorporation)                                   Identification No.)


                   1551 South Washington Avenue
                      Piscataway, New Jersey            08854
             ------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


 (Registrant's telephone number, including area code):   (732) 529-0100

                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item  5.     Other  Events.
             -------------

     On November 12, 2002, ION Networks, Inc. (the "Company"), issued a press release announcing its results for the quarter ended September 30, 2002.

     A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.


Item  7.     Financial  Statements  and  Exhibits.
             ------------------------------------

(a)     Not  applicable.

(b)     Not  applicable.

(c)     Exhibits.
        --------

     Exhibit  No.          Description
     ------------          -----------

     99.1 Press Release of the Company dated November 12, 2002, announcing its results for the quarter ended September 30, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November  14,  2002

                                   ION  NETWORKS,  INC.

                                         /s/  Ted  Kaminer
                                   By:  ______________________________
                                   Ted  Kaminer
                                   Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

                                  EXHIBIT INDEX


     Exhibit No.       Description
     -----------       -----------

       99.1             Press Release of the Company dated November 12, 2002.

                         ION NETWORKS' REVENUE INCREASES
                        59 PERCENT FROM PREVIOUS QUARTER

COMPANY'S GROSS MARGIN CONTINUES TO EXPAND AND SG&A DECLINES

Piscataway,  NJ. --(BUSINESS WIRE)-November 12, 2002-ION Networks, Inc. (Nasdaq:
IONN), a leading provider of infrastructure security solutions that protect critical information and infrastructure from internal and external security threats, today reported its financial results for the three-month period ended September 30, 2002. The Company reported net sales of $1.5 million, an increase of $562,000 or 59 percent over the previous quarter and an increase of $434,000 or 40 percent over the same period of the previous year. The increase in revenue during the quarter ended September 30, 2002 occurred while gross margin improved to 63.4% and selling, general and administrative expenses were reduced by $522,000 or 24%. As a result, the net loss for the quarter fell to $1.4 million or $0.06 per share from $2.1 million or $0.09 per share in the prior quarter and $2.3 million or $0.13 per share in the three month period ended September 30, 2001.

                          Three months Ended                 Six Months Ended
                          -------------------------------  --------------------
                           9/30/02    9/30/01    6/30/02    9/30/02    9/30/01
                          ---------  ---------  ---------  ---------  ---------
 Net sales                 $1,522     $1,088      $960      $2,482     $3,022
------------------------  ---------  ---------  ---------  ---------  ---------
Gross margin percentage       63.4%      47.4%      62.9%      63.2%      52.7%
------------------------  ---------  ---------  ---------  ---------  ---------
Net loss                  $ (1,357)  $ (2,348)  $ (2,052)  $ (3,409)  $ (4,340)
------------------------  ---------  ---------  ---------  ---------  ---------
Net loss per share        $  (0.06)  $  (0.13)  $  (0.09)  $  (0.15)  $  (0.24)
------------------------  ---------  ---------  ---------  ---------  ---------
Basic and diluted shares    22,608     18,203     22,601     22,604     18,203
------------------------  ---------  ---------  ---------  ---------  ---------
In  000s  except  per  share  amounts

Kam Saifi, ION Network's president and CEO, commented, "ION's new business model based on its leading infrastructure security solutions has solidified, and we have made positive progress with respect to our goal of reaching profitability. Our management team has successfully refocused the company's sales and marketing effort to fortify existing client relationships and aggressively cultivate new vertical markets, while implementing cost management measures to align our expenses relative to the market. In the early stages of our marketing campaign, ION's quarter-to-quarter revenue growth exceeded 50% while gross margin improved and operating expenses declined. These successes are highly encouraging, especially considering that the general U.S. economic recovery has yet to gain any measurable level of momentum. Growing interest in infrastructure security, as evidenced by the enthusiastic receptions we receive from existing and potential clients, is providing improved visibility going forward."

ION's cost containment efforts resulted in a reduction of $522,000 or 24 percent in selling, general and administrative costs from the previous quarter. In addition to 'right-sizing' the Company's cost structure, management initiated a program to establish alternate sales channels, which is designed to replace fixed personnel costs with costs tied directly to the level of revenue. It also allows for an efficient expansion of sales distribution into new verticals.

The Company's refocused marketing effort on software and hardware products has also enabled it to expand its gross margin over the last six months. ION's gross margin averaged 63 percent over the last two quarters, which compares to 53 percent for the comparable period of the prior year. ION management intends to further evolve its solutions in an effort to continue to lower costs and address the needs of the enterprise market.

Mr. Saifi concluded, "With our operational costs tightly managed and our sales network coordinated for increased market penetration, we are optimistic about ION's future. Concerns regarding the vulnerability of critical corporate data and its exposure to infrastructure security breaches are building. While, economic conditions continue to impact the length of the sales cycle, demand for effective solutions, such as ION's, is burgeoning and is gaining priority attention. As the economic recovery progresses, our sales cycle should improve and support our growth."

CONFERENCE CALL
ION Networks will host a conference call at 5 p.m. (EST) today, Tuesday, November 12, to discuss the Company's financial results for the quarter. The conference call can be accessed by dialing 800-834-5978 and providing the following reservation number: 21004454. It is recommended that participants call at least 10 minutes before the call is scheduled to begin. The conference call can also be accessed on the Internet through www.ion-networks.com.
                                                  --------------------
Participants wishing to use the Internet to participate in the conference call should allow sufficient time to register, download and install any necessary audio software prior to the commencement time.
A replay of the conference call in its entirety will be available approximately one hour after its completion through ION's website. Directions for accessing the replay will be displayed in the Investor section of the website.

ABOUT ION NETWORKS

ION Networks, Inc. is a leading provider of infrastructure security and management solutions. The ION Secure suite helps customers protect critical infrastructure and maximize operational efficiency while lowering operational costs. ION Networks' customers include AT&T, Bank of America, British Telecom, Citigroup, Entergy, Fortis Bank, Oracle, Qwest, SBC, Sprint and the U.S. Government. Headquartered in Piscataway, New Jersey, the Company has installed tens of thousands of its products worldwide. More information can be obtained from www.ion-networks.com.

ION Networks(TM) and ION Secure(TM) are trademarks of ION Networks, Incorporated. All other trademarks and registered trademarks in this document are the properties of their respective owners.


Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statement include, but are not limited to, statements concerning our plans for reaching profitability, fortifying existing client relationships, cultivating new markets, expanding sales distribution, reducing our expenses, refocusing our marketing effort, increasing market penetration, improving sales cycle and growth, as well as growing interest in infrastructure security. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties. The factors that could cause actual future results to differ materially from the forward-looking statements include the following: fluctuations in customer demand; changes in the Company's sales force; fluctuations in spending on technology generally and security solutions in particular; sufficiency of operating capital; general economic conditions (both domestic and abroad); the rapid technological change which characterizes the Company's markets, the risks associated with competition; the risks associated with the expansion of the Company's distribution channels; the risk of new product introductions and customer acceptance of new products; the risks associated with international sales as the Company expands its markets; and the ability of the Company to compete successfully in the future, as well as other risks identified in the Company's Securities and Exchange Commission Filings, including but not limited to those appearing within the Company's most recent Form 10-KSB and amendments thereto and our quarterly report on Form 10-QSB for the quarterly period ended June 30, 2002, as amended, filed with the Securities and Exchange Commission on August 21, 2002.



                        ****Financial Tables Follow****

                       ION NETWORKS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)




                                       For the Three Months Ended    For the Six Months Ended
                                               September 30,              September 30,
                                            2002          2001          2002          2001
                                       -------------  ------------  -----------  -------------
Net sales                               $ 1,522,336   $ 1,088,380   $ 2,482,468   $ 3,021,822
Cost of sales                               557,564       572,576       914,068     1,430,176
                                       -------------  ------------  -----------  -------------


Gross margin                                964,772       515,804     1,568,400     1,591,646


   Research and development expenses        280,893       158,622       516,202       508,497
   Selling, general and administration    1,614,473     2,250,262     3,751,441     4,535,285
   Restructuring charges                    154,370             0       154,370             0
   Depreciation and amortization            281,596       472,688       563,567       943,964
                                       -------------  ------------  -----------  -------------

Total operating expenses                  2,331,332     2,881,572     4,985,580     5,987,746

Loss from operations                     (1,366,560)   (2,365,768)   (3,417,180)   (4,396,100)
Interest income                              15,663        26,250        25,197        73,782
Interest expense                             (6,255)       (8,508)      (11,502)      (17,624)
                                       -------------  ------------  -----------  -------------

Loss before income tax expense           (1,357,152)   (2,348,026)   (3,403,485)   (4,339,942)
Income tax expense                                0             0         5,301             0
                                       -------------  ------------  -----------  -------------

Net loss                                $(1,357,152)  $(2,348,026)  $(3,408,786)  $(4,339,942)
                                       =============  ============  ===========  =============

PER SHARE DATA

Net loss per share
   Basic and diluted                    $     (0.06)  $     (0.13)  $     (0.15)  $     (0.24)

Weighted average number of common
shares outstanding
   Basic and diluted                     22,608,273    18,203,301    22,604,408    18,203,301

                       ION NETWORKS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                                                    September 30,   March 31,
                                                                          2002        2002
ASSETS
Current Assets
   Cash and cash equivalents                                           $1,723,599  $4,050,657
   Accounts receivable, net of allowance for doubtful
   accounts of $202,626 and $149,999 respectively                         929,468   1,521,230
   Inventory, net                                                       1,321,126   1,024,126
   Prepaid expenses and other current assets                              232,629     492,609
   Related party notes receivable                                          83,657      83,657
         Total current assets                                           4,290,479   7,172,279
                                                                       ----------  ----------

Restricted cash                                                           125,700     125,700
Property and equipment at cost, net of accumulated depreciation of
   $2,965,949 and $2,684,152, respectively                                597,751     796,625
Capitalized software, less accumulated amortization of $3,755,028 and
   $3,412,040, respectively                                               858,950     908,464
Other assets                                                               71,442       6,653
                                                                       ----------  ----------


         Total assets                                                  $5,944,322  $9,009,721
                                                                       ==========  ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current portion of capital leases                                   $   74,426  $   74,426
   Current portion of long-term debt                                       12,148      33,444
   Accounts Payable                                                     1,076,810     917,846
   Accrued expenses                                                       345,595     373,766
   Accrued payroll and related liabilities                                293,874     353,590
   Deferred income                                                        176,292     115,927
   Sales tax payable                                                      118,829     188,435
   Other current liabilities                                              102,909      73,923
                                                                       ----------  ----------
         Total current liabilities                                      2,200,883   2,131,357
Long-term portion of capital leases                                       106,754     146,540
Long-term debt, net of current portion                                          -       4,597


Total stockholders' equity                                              3,636,685   6,727,227
                                                                       ----------  ----------

Total liabilities and stockholders' equity                             $5,944,322  $9,009,721
                                                                       ==========  ==========
